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                                                                   EXHIBIT 99.15

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                              UNAUDITED GENLYTE THOMAS GROUP LLC PRO FORMA CONSOLIDATED BALANCE SHEET
                                                        AS OF JULY 4, 1998
                                                          (in thousands)


                                                  Genlyte
                                --------------------------------------------         Pro Forma                          Genlyte
                                               Contribution                           Thomas           Transaction      Thomas
                                Historical     Adjustments        As Adjusted        Lighting (f)      Adjustments     Group LLC
                                ----------     ------------       -----------        ------------      -----------     ---------
ASSETS
Current Assets:
  Cash and Cash Equivalents     $      327     $       (327)  (g) $        -         $     1,449       $        -      $  1,449
  Accounts Receivable, net          86,073                -           86,073              64,846                -       150,919
  Inventories                       82,891                -           82,891              57,025            6,488  (j)  146,404
  Other current Assets              18,320          (13,900)  (h)      4,420               4,528                -         8,948
                                ----------     ------------       ----------         -----------       ----------      --------
       Total Current Assets        187,611          (14,227)         173,384             127,848            6,488       307,720
Plant and Equipment, net            60,980                -           60,980              46,632           20,000  (j)  127,612
Goodwill                            12,528                -           12,528              47,550          (47,550) (j)   44,139
                                                                                                           31,611  (j)
Other Assets                         7,856           (6,200)  (h)      1,656               9,058                -        10,714
                                ----------     ------------      -----------        -------------     ------------    ---------
       Total Assets             $  268,975     $    (20,427)     $   248,548        $     231,088     $     10,549    $ 490,185
                                ==========     ============      ===========        =============     ============    =========

LIABILITIES AND STOCKHOLDERS' INVESTMENT
Current Liabilities:
  Accounts Payable              $   53,721      $         -      $    53,721        $      19,749     $          -    $  73,470
  Notes Payable                          -                -                -               40,294                -       40,294
  Short-Term Borrowings              1,000                -            1,000                    -                -        1,000
  Current Maturities of
  Long-Term Debt                        58                -               58                   83                -          141
  Accrued Expenses                  37,263             (614)  (h)     36,649               16,123                -       52,772
                                ----------      -----------      -----------        -------------     ------------    ---------
    Total Current Liabilities       92,042             (614)          91,428               76,249                -      167,677
Long-Term Debt                      35,755                -           35,755               22,764                -       58,519
Deferred Income Taxes                6,824           (6,824)  (h)          -                    -                -            -
Other Liabilities                   17,782                -           17,782                3,192                -       20,974

Stockholders' Investment           116,572          (12,989)  (i)    103,583              128,883           10,549 (k)  243,015
                                ----------      -----------      -----------        -------------     ------------    ---------
    Total Liabilities and
    Stockholders' Investment    $  268,975      $   (20,427)     $   248,548        $     231,088     $     10,549    $ 490,185
                                ==========      ===========      ===========        =============     ============    =========

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See Notes to Unaudited Genlyte Thomas Group LLC Pro Forma Consolidated
 .Financial Statements